Exhibit 10.13

                            FIRST AMENDMENT TO
                        REVOLVING CREDIT AGREEMENT


This First Amendment to Revolving Credit Agreement (this "Amendment") is made as of December 31, 1993 by and among BECKMAN INSTRUMENTS, INC., a Delaware corporation (the "Borrower"), CITICORP USA, INC. ("CUSA"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("B OF A"), DRESDNER BANK AG, LOS ANGELES AGENCY ("DRESDNER"), MELLON BANK, N.A. ("MELLON"), THE FIRST NATIONAL BANK OF CHICAGO ("FNBC"), (CUSA, B OF A, DRESDNER, MELLON and FNBC being referred to individually as a "Lender" and collectively as the "Lenders"), and CITICORP USA, INC., a Delaware corporation, as agent for the Lenders (in such capacity, the "Agent").

                                 RECITALS

A.   The Borrower and the Lenders have entered into that certain
Revolving Credit Agreement dated as of July 2, 1992 (the "Credit
Agreement").

B. The Borrower has requested that the Agent and the Lenders agree to amend the Credit Agreement to modify certain provisions thereof. The Agent and the Lenders are willing to do so upon and subject to the terms and conditions set forth below.

                                 AGREEMENT

NOW, THEREFORE, the Borrower, the Agent and the Lenders hereby agree as follows:

Section 1. Amendment of Credit Agreement. The Credit Agreement is hereby amended as follows:

     (a)  The definition of "Operating Income" set forth in Section
     1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Operating Income" means, for any accounting period, operating income (or operating deficit, as the case may be) properly attributable to continuing operations (as defined by generally accepted accounting principles) for such period, but shall not include interest income or expense, foreign exchange gains or losses, minority interest adjustments, the effects of disposals of fixed assets, charges for environmental matters (other than maintenance, monitoring, compliance and remediation costs which occur at properties where the Borrower is conducting current operations), if any, unusual or other non-recurring items (including charges associated with restructuring the Borrower's operations) or other events or transactions that are infrequent for the purposes of generally accepted accounting principles, income taxes, charges to implement new accounting standards required by the Financial Accounting Standards Board, and any non-cash charges associated with the write-down of long-term assets including intangibles.

     (b) Article II of the Credit Agreement is hereby amended by adding thereto the following Section 2.15:

          SECTION 2.15. Use of Proceeds. The proceeds of any Advance shall be used solely, directly or indirectly, in the Borrower's U.S. operations. In applying the proceeds from any Advance, the Borrower represents that in no event will any portion of the proceeds of any Advance be used to repay the portion of any Indebtedness for Borrowed Money, the proceeds of which were used to previously fund any foreign investment or the working capital needs of any foreign Subsidiary, foreign Affiliate or other foreign entity. The Borrower further represents that in no event will any portion of any Advance be used to fund any foreign investment or the working capital needs of any foreign Subsidiary, foreign Affiliate or other foreign entity.

     (c) Section 5.02(d) of the Credit Agreement is hereby amended by deleting the reference therein to "$20,000,000" and substituting a reference to "$45,000,000" in its place.

Section 3. Recitals, Warranties and Representations. The Borrower makes the following representations and warranties to the Agent and the Lenders, all of which are material and are made to induce the Agent and the Lenders to enter into this Amendment.

     (a) All representations made by the Borrower in the Credit Agreement were true, accurate and complete in every respect as of the date made and are true, accurate and complete in every material respect as of the date hereof, and do not fail to disclose any material fact necessary to make the representations not misleading.

     (b) The execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement as amended hereby are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower's charter or by-laws, or (ii) any law, decree, order, judgement or contractual restriction binding on or affecting the Borrower.

     (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment.

     (d) Enforceability of Amendment. This Amendment has been duly authorized, executed and delivered by the Borrower and is enforceable against the Borrower in accordance with its terms.

Section 4. Ratification of Credit Agreement. Except as specifically amended hereby, all of the provisions of the Credit Agreement shall remain unamended and in full force and effect. The Borrower hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Credit Agreement, as amended hereby, represents a valid and enforceable obligation of the Borrower.

Section 5. Closing Costs. The Borrower shall reimburse or cause to be reimbursed to the Agent the fees and expenses of counsel to the Agent incident to this Amendment.

Section 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

Section 7.  Successors and Assigns.  The provisions of this
Amendment shall be binding upon and inure solely to the benefit of the Agent, the Lenders and the Borrower, and their respective heirs, legal representatives, successors and assigns.

Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first above written.


                              BECKMAN INSTRUMENTS, INC.

                              By:    D. K. WILSON
                              Name:  Dennis K. Wilson
                              Title: Vice President, Finance and
                                     Chief Financial Officer


                              CITICORP USA, INC., as Agent

                              By:    BARBARA A. COHEN
                              Name:  Barbara A. Cohen
                              Title: Vice President

                              LENDERS


                              CITICORP USA, INC.

                              By:    BARBARA A. COHEN
                              Name:  Barbara A. Cohen
                              Title: Vice President


                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION

                              By:    ROBERT W. TROUTMAN
                              Name:  Robert W. Troutman
                              Title: Vice President


                              DRESDNER BANK AG,
                              LOS ANGELES AGENCY

                              By:    BARBARA J. READICK
                              Name:  Barbara J. Readick
                              Title: Vice President

                              By:    DENNIS G. BLANK
                              Name:  Dennis G. Blank
                              Title: Asst. Vice President


                              MELLON BANK, N.A.

                              By:    EDWIN H. WIEST
                              Name:  Edwin H. Wiest
                              Title: First Vice President


                              THE FIRST NATIONAL BANK OF CHICAGO

                              By:    L. GENE BEUBE
                              Name:  L. Gene Beube
                              Title: Senior Vice President